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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2003

Intrado Inc.
(Exact name of Registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-29678 (Commission File Number)	84-0796285 (IRS Employee Identification No.)
1601 Dry Creek Drive, Longmont, Colorado (Address of principal executive offices)	80503 (Zip Code)

Registrant's telephone number, including area code (720) 494-5800

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

        Exhibits:

Exhibit Number	Description
20.1	Press Release Issued by Intrado Inc. on January 31, 2003.

Item 9. Regulation FD Disclosure.

        On January 31, 2003, Intrado Inc. ("Intrado") issued a press release setting forth Intrado's fourth quarter 2002 earnings. A copy of Intrado's press release is attached hereto as Exhibit 20.1 and is hereby incorporated by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrado Inc. (Registrant)
Date: January 31, 2003	By:	/s/ MICHAEL D. DINGMAN, JR. Michael D. Dingman, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
20.1	Press Release Issued by Intrado Inc. on January 31, 2003.

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX